DYNCORP

                          NOTICE OF GUARANTEED DELIVERY
                     (NOT TO BE USED FOR SIGNATURE GUARANTY)

         As set forth in the Prospectus dated , 1997 (the "Prospectus") of DynCorp (the "Company") in the section entitled "The Exchange Offer--Procedures for Tendering" and in the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 2 thereto, this form or one substantially equivalent hereto must be used to accept the Exchange Offer if certificates representing the Company's 9 1/2% Senior Subordinated Notes Due 2007 (the "Original Notes"), are not immediately available to the Holder thereof or time will not permit the Holder to deliver its Original Notes or other required documents to the Exchange Agent, or to complete the procedures for book-entry transfer, before the Expiration Date. Capitalized terms used but not defined herein have the respective meanings given to them in the Prospectus. This form may be delivered by hand or sent by overnight courier, facsimile transmission or registered or certified mail to the Exchange Agent and must be received by the Exchange Agent before 5:00P.M., New York City time on , 1997.

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                   To United States Trust Company of New York
                             (the "Exchange Agent")

                    BY OVERNIGHT COURIER OR BY HAND DELIVERY
         BY HAND DELIVERY UP TO 4:30P.M.:                   AFTER 4:30P.M.:                      BY REGISTERED OR CERTIFIED MAIL:
         United States Trust Company                 United States Trust Company                   United States Trust Company
                    of New York                             of New York                                   of New York
                   111 Broadway                            770 Broadway                                     Box 843
                   Lower Level                              13th Floor                                Peter Cooper Station
               New York, NY  10005                      New York, NY  10003                           New York, NY  10276
             Attn:  Corporate Trust                 Attn:  Corporate Trust Service                  Attn:  Corporate Trust
                                     Window

                            BY FACSIMILE TRANSMISSION
                        (FOR ELIGIBLE INSTITUTIONS ONLY):
                     United States Trust Company of New York
                                 (212) 420-6152
                             Confirm: (800) 548-6565

                                FOR INFORMATION:
                                 (800) 548-6565
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         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE
OR TRANSMISSION VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE
A VALID DELIVERY.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTY MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTY OF SIGNATURES.




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Ladies and Gentlemen:

         The undersigned hereby tender(s) to DynCorp, the principal amount of the Original Notes listed below, upon the terms of and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal and the instructions thereto (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, pursuant to the guaranteed delivery procedures set forth in the Prospectus, as follows:

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
                                                    AGGREGATE PRINCIPAL                          PRINCIPAL AMOUNT TENDERED
              NOTE NOS.                              AMOUNT OF NOTE(S)                   (MUST BE IN INTEGRAL MULTIPLES OF $1000)
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The Book-Entry Transfer Facility                Sign Here:
Account Number (if Original Notes
will be tendered by book-entry transfer)

                        X_______________________________



     _________________________                  X_______________________________
           Account Number                                  Signature(s)


     -------------------------                  --------------------------------
     Principal Amount Tendered                    Number and Street or P.O. Box
(must be in integral multiples of $1,000)
                                                --------------------------------
                              City, State, Zip Code

                         Dated:___________________, 1997

                                    GUARANTY
                     (NOT TO BE USED FOR SIGNATURE GUARANTY)

         The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, guarantees (a) that the above named person(s) "own(s)" the principal amount of 9 1/2% Senior Subordinated Notes due 2007 (the "Original Notes"), tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) that such tender of such Original Notes complies with Rule 14e-4 and (c) to deliver to the Exchange Agent the certificates representing the Original Notes tendered hereby or confirmation of book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guaranties and any other required documents, within five New York Stock Exchange trading days after the Expiration Date.

Name of Firm____________________________    Title_______________________________



Authorized Signature____________________    Address_____________________________
                                                                        Zip Code


Name____________________________________
            Please Type or Print            Area Code and Telephone No._________

Dated:____________________, 1997

     NOTE: DO NOT SEND ORIGINAL NOTES WITH THIS FORM. ORIGINAL NOTES SHOULD
                   BE SENT ONLY WITH A LETTER OF TRANSMITTAL.